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                                                                   EXHIBIT 10.20


      SECOND AMENDMENT TO EMPLOYMENT AGREEMENT BETWEEN CHARLES M. FERNANDEZ
                    ("EXECUTIVE") AND CONTINUCARE CORPORATION
                   (F/K/A ZANART ENTERTAINMENT INCORPORATED)
  (HEREINAFTER THE "COMPANY"), ENTERED INTO AS OF THE 1ST DAY OF NOVEMBER, 1999

         In consideration of the sum of $1 and other good and valuable consideration the receipt of which is hereby acknowledged, the employment agreement between the Company and the Executive dated September 11, 1996 ("Agreement") as amended by agreement dated as of July 12, 1999 is hereby further amended effective as of the date hereof as follows:

         1. The Agreement shall no longer be deemed an employment agreement. The Agreement shall hereafter be deemed a compensation agreement for services rendered in connection with the Executives duties as Chairman of the Board of the Company.

         2. Paragraph 1.2 of the Agreement is hereby amended to read as follows:

                           "1.2. DUTIES OF EXECUTIVE. During the term of this
                  Agreement, the Executive shall serve as Chairman of the Board of the Company, shall diligently perform all services as may be assigned to him by the Board, and shall exercise such power and authority as may from time to time be delegated to him by the Board. The Executive shall devote a reasonable portion of his business time and attention to the business and affairs of the Company, and he shall render such services to the best of his ability, and use his best efforts to promote the interests of the Company. Additionally, any services that may be assigned to the Executive shall not interfere with any outside obligation that the Executive may have.

         3. Paragraph 3.1 of the Agreement is hereby amended to read as follows:

                           "3.1 BASE SALARY. The Executive shall receive a base
                  salary at the annual rate of Fifty Thousand Dollars ($50,000) (the "Total Compensation") during the Term of this Agreement, with such Total Compensation payable in installments consistent with the Company's normal payroll schedule."

         4.  Paragraph 3.2 of the Agreement is hereby deleted in its entirety.

         5. Any indemnification previously supplied by the Company to the Executive shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.
                             CONTINUCARE CORPORATION


                             By:   /s/ SPENCER J. ANGEL
                                   ------------------------------------------
                                   Spencer J. Angel, Chief Operating Officer


                             By:   /s/ CHARLES M. FERNANDEZ
                                   ------------------------------------------
                                  Charles M. Fernandez